SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 17, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                              TORBAY HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                              140 Old Country Road
                                    Suite 205
                                Mineola, NY 11501

                    (Address of principal executive offices)

                                  516 747- 5955
                         (Registrant's telephone number)


         Delaware                     0-25417                     98-0213494
(State of other jurisdiction      (Commission file              (IRS Employer
     of incorporation)                 Number)               Identification no.)

ITEM 5.

Torbay Holdings Inc. announced that it has entered into a Redemption and Settlement Agreement and Mutual General Release with certain holders of its debentures. As part of the settlement agreement, Torbay agreed to withdraw the summons that it filed in Nassau County, New York in December 2003. No complaint was ever filed by Torbay against the debenture holders. Terms of the redemption and settlement agreement were not disclosed.

EXHIBITS

10.1     Redemption and Settlement Agreement

99       Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TORBAY HOLDINGS, INC.

                                    By: /s/ Tom Large
                                        --------------------
                                            President

Date: February 18, 2004